ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS §
§
COUNTY OF DICKINSON §

KNOW ALL MEN BY THESE PRESENTS:

THAT, CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignor**," for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto DALA PETROLEUM CORP., a Nevada Corporation, whose mailing address is 1306 W. OHIO AVE, MIDLAND, TX, 79701, hereinafter referred to as "**Assignee**," all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Dickinson County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

This instrument may be executed in any number of counterparts and shall be binding on each party executing the same to the same extent as if all parties had executed one instrument. Such counterparts may be recorded separately or may be combined to form one instrument for recording purposes.

THUS DONE AND SIGNED on this 2nd day of April, 2014, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

ASSIGNOR:

BY: [signature]

NAME: Clarence Cottman

TITLE: Managing Director

SEAL

STATE OF KANSAS, DICKINSON COUNTY
Karen J. Freeman, Register of Deeds
Book: Z290 Page: 428-461
Receipt #: 256083
Pages Recorded: 34
Cashier Initials: JF
Recording Fee: $140.00
Authorized By [signature]
Date Recorded: 5/21/2014 2:39:33 PM

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 2nd day of April, 2014 by Clarence Cottman, as Managing Director of CHISHOLM PARTNERS II, LLC, on behalf of said Limited Liability Company.

Beverly Ann Fuller
NOTARY PUBLIC

BEVERLY ANN FULLER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20134015825
MY COMMISSION EXPIRES 03/08/2017

EXHIBIT "A"

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Dickinson County:					
Linda L. Lefert	Pride Oil & Gas Properties, Inc.	09/26/11	Z281	227	See Exhibit "B"
Linda L. Lefert, et al	Pride Oil & Gas Properties, Inc.	09/26/11	Z281	223	See Exhibit "B"
Virgil L. Hern	Pride Oil & Gas Properties, Inc.	10/04/11	Z281	231	See Exhibit "B"
James C. Bond, et ux	Pride Oil & Gas Properties, Inc.	09/23/11	Z281	219	See Exhibit "B"
Jerry R. Lovett Revocable Intervivos Trust Indenture, dated October 29, 2009	Pride Oil & Gas Properties, Inc.	10/11/11	Z281	239	See Exhibit "B"
Martin Shorman, et ux	Pride Oil & Gas Properties, Inc.	10/13/11	Z281	235	See Exhibit "B"
Irven Shorman, et ux	Pride Oil & Gas Properties, Inc.	10/25/11	Z281	247	See Exhibit "B"
Martin Shorman	Pride Oil & Gas Properties, Inc.	10/25/11	Z281	203	See Exhibit "B"
Duane E. Lewis Revocable Trust, dated October 28, 2010	Pride Oil & Gas Properties, Inc.	11/18/11	Z281	211	See Exhibit "B"
Arlan J. Bebermeyer, et ux	Pride Oil & Gas Properties, Inc.	11/09/11	Z281	191	See Exhibit "B"
Keith L. Bennett, et ux	Pride Oil & Gas Properties, Inc.	11/10/11	Z281	184	See Exhibit "B"
Kalen J. Bebermeyer	Pride Oil & Gas Properties, Inc.	11/09/11	Z281	188	See Exhibit "B"
William D. Thurlow and Helen L. Thurlow Irrevocable Living Trust, dated April 28, 2000, et al	Pride Oil & Gas Properties, Inc.	11/18/11	Z281	207	See Exhibit "B"
Neaderhiser Revocable Trust	Pride Oil & Gas Properties, Inc.	11/16/11	Z281	181	See Exhibit "B"
Alan P. Heigele, et ux	Pride Oil & Gas Properties, Inc.	11/16/11	Z281	177	See Exhibit "B"
Judy Shorman	Pride Oil & Gas Properties, Inc.	10/25/11	Z281	243	See Exhibit "B"
The Debenham Family Trust, dated May 19, 1999	Pride Oil & Gas Properties, Inc.	11/08/11	Z281	161	See Exhibit "B"
Harold S. Debenham Trust	Pride Oil & Gas Properties, Inc.	11/08/11	Z281	165	See Exhibit "B"
Harold S. Debenham Trust, et al	Pride Oil & Gas Properties, Inc.	11/08/11	Z281	157	See Exhibit "B"
Bennett Family Trust	Pride Oil & Gas Properties, Inc.	11/10/11	Z281	173	See Exhibit "B"

The Barbara A. Greenwood Trust	Pride Oil & Gas Properties, Inc.	11/30/11	Z281	169	See Exhibit "B"
Kenneth D. Bebermeyer Trust, et al	Pride Oil & Gas Properties, Inc.	12/09/11	Z281	152	See Exhibit "B"
Oberg Farms, LP	Pride Oil & Gas Properties, Inc.	12/05/11	Z281	195	See Exhibit "B"
Douglas Matson and Evelyn L. Matson Revocable Living Trust Dated Febuary 18, 1998, et al	Pride Oil & Gas Properties, Inc.	11/16/11	Z281	147	See Exhibit "B"
Randall W. Thurlow, et ux	Pride Oil & Gas Properties, Inc.	12/12/11	Z281	251	See Exhibit "B"
The Vicky C. Wolf Revocable Living Trust	Chisholm Partners II, LLC	12/15/11	Z281	822	SW/4, S/2 NE/4, North 50 ac. SE/4, South 110 ac. SE/4 of Section 29, Township 11 South, Range 1 East
The Maureen T. Riordan Trust	Chisholm Partners II, LLC	12/19/11	Z281	817	See Exhibit "C"
Daniel L. McGrath, et ux	Pride Oil & Gas Properties, Inc.	01/20/12	Z282	55	See Exhibit "B"
Dale L. Holt Trust	Pride Oil & Gas Properties, Inc.	02/10/12	Z282	59	See Exhibit "B"
The Kenneth D. Bebermeyer Trust under agreement dated February 7, 1996	Chisholm Partners II, LLC	02/24/12	Z281	811	See Exhibit "C"
Kellan F. Kopfer, et ux	Pride Oil & Gas Properties, Inc.	01/17/12	Z282	51	See Exhibit "B"
The Eldon and Darlene Janssen Revocable Trust, dated July 29, 1991	Chisholm Partners II, LLC	03/01/12	Z281	806	See Exhibit "C"
The Jo Ann Stoskopf Trust No. 1, dated December 1, 2009	Chisholm Partners II, LLC	03/09/12	Z281	871	See Exhibit "C"
Bathurst Farms, LLC	Pride Oil & Gas Properties, Inc.	03/23/12	Z284	54	See Exhibit "B"
Bruce D. Steffen Trust, et al	Pride Oil & Gas Properties, Inc.	03/24/12	Z284	21	See Exhibit "B"
The Keith and Virginia Bennett Family Trust	Pride Oil & Gas Properties, Inc.	03/25/12	Z284	25	See Exhibit "B"
Curtis L. Kohman	Chisholm Partners II, LLC	03/27/12	Z283	798	S/2 NE/4 of Section 7, Township 13 South, Range 1 East
Roger Dean Forsyth, et al	Pride Oil & Gas Properties, Inc.	03/28/12	Z284	17	See Exhibit "B"
Etherington Farms, Inc.	Chisholm Partners II, LLC	03/30/12	Z283	775	NE/4 of Section 18, Township 11 South, Range 2 East
Nathan J. Wuthnow	Pride Oil & Gas Properties, Inc.	01/17/12	Z284	13	See Exhibit "B"
Gary Dean Davis, et al	Pride Oil & Gas Properties, Inc.	01/24/12	Z284	922	See Exhibit "B"
Arlan J. Bebermeyer, et ux	Pride Oil & Gas Properties, Inc.	03/27/12	Z284	1	See Exhibit "B"

Rylan J. Bebermeyer, et ux	Pride Oil & Gas Properties, Inc.	03/31/12	Z283	994	See Exhibit "B"
Daren J. Bebermeyer Revocable Trust	Pride Oil & Gas Properties, Inc.	04/16/12	Z283	998	See Exhibit "B"
Bevin C. Law, et ux	Pride Oil & Gas Properties, Inc.	03/28/12	Z284	5	See Exhibit "B"
The Law Family Revocable Inter Vivos Trust	Pride Oil & Gas Properties, Inc.	03/28/12	Z284	9	See Exhibit "B"
The Dale L. Holt Trust	Pride Oil & Gas Properties, Inc.	04/24/12	Z283	984	See Exhibit "B"
The Bennett Family Trust, et al	Pride Oil & Gas Properties, Inc.	04/23/12	Z283	955	See Exhibit "B"
The Lawrence M. Shetter Trust, et al	Pride Oil & Gas Properties, Inc.	04/04/12	Z283	978	See Exhibit "B"
The Kogler Revocable Trust	Pride Oil & Gas Properties, Inc.	04/20/12	Z283	964	See Exhibit "B"
The Douglas R. Nagely Revocable Living Trust dated October 1, 2006, et al	Chisholm Partners II, LLC	04/24/12	Z283	780	See Exhibit "C"
The Lawrence M. Shetter Trust, et al	Pride Oil & Gas Properties, Inc.	04/24/12	Z283	988	See Exhibit "B"
Leroy E. Bennett	Chisholm Partners II, LLC	04/25/12	Z283	787	See Exhibit "C"
The Gary R. Mitchell Revocable Trust, dated May 20, 2010	Chisholm Partners II, LLC	04/25/12	Z283	792	See Exhibit "C"
The Lyle H. Chadwell and Mary E. Chadwell Revocable Trust	Pride Oil & Gas Properties, Inc.	05/02/12	Z283	974	See Exhibit "B"
The Paul R. Morse Trust	Pride Oil & Gas Properties, Inc.	04/25/12	Z283	959	See Exhibit "B"
Kenneth E. Bartlett, et al	Pride Oil & Gas Properties, Inc.	04/11/12	Z283	968	See Exhibit "B"
Thomas Prochazka, et ux	Chisholm Partners II, LLC	05/04/12	Z284	499	SE/4 of Section 21; NE/4 of Section 30, all in Township 12 South, Range 1 East
The Steven H. Kohman Trust dated August 8, 1996	Chisholm Partners II, LLC	05/04/12	Z283	804	See Exhibit "C"
Paul Martin, et al	Chisholm Partners II, LLC	05/10/12	Z284	504	NE/4 of Section 21; NW/4 of Section 22, all in Township 12 South, Range 1 East
The Barbara A. Greenwood Trust, et al	Pride Oil & Gas Properties, Inc.	05/12/12	Z283	927	See Exhibit "B"
Rea Family Limited Partnership, L.T.D	Chisholm Partners II, LLC	05/17/12	Z284	508	See Exhibit "C"
The Cynthia S. McCosh Trust No. 1	Pride Oil & Gas Properties, Inc.	05/17/12	Z283	933	See Exhibit "B"
Larry V. Coulson, et ux	Pride Oil & Gas Properties, Inc.	05/11/12	Z283	937	See Exhibit "B"
Michael J. Kendall, et ux	Pride Oil & Gas Properties, Inc.	05/14/12	Z283	947	See Exhibit "B"
Dianne R. Varney	Pride Oil & Gas Properties, Inc.	05/09/12	Z284	58	See Exhibit "B"
Verl Wolf	Chisholm Partners II, LLC	05/22/12	Z284	513	See Exhibit "C"

Bob A. Wilson	Chisholm Partners II, LLC	05/23/12	Z284	518	E/2 NE/4 of Section 29; N/2 SW/4 of Section 23, all in Township 12 South, Range 1 East
Richard L. Thompson	Chisholm Partners II, LLC	05/24/12	Z286	661	See Exhibit "C"
John T. Whitehair, et ux	Pride Oil & Gas Properties, Inc.	05/24/12	Z284	33	See Exhibit "B"
The Helen M. Rettie Revocable Trust	Pride Oil & Gas Properties, Inc.	05/25/12	Z283	951	See Exhibit "B"
David E. Gibson, et ux	Pride Oil & Gas Properties, Inc.	04/25/12	Z283	923	See Exhibit "B"
Karen L. Kamm	Pride Oil & Gas Properties, Inc.	05/16/12	Z284	29	See Exhibit "B"
Karl Duane Gfeller, et al	Pride Oil & Gas Properties, Inc.	05/24/12	Z283	913	See Exhibit "B"
Eldon Hoover, et ux	Pride Oil & Gas Properties, Inc.	05/07/12	Z284	37	See Exhibit "B"
Ted E. Kobetich, et al	Pride Oil & Gas Properties, Inc.	05/24/12	Z284	41	See Exhibit "B"
Rodger J. Romberger, et al	Pride Oil & Gas Properties, Inc.	05/07/12	Z283	941	See Exhibit "B"
Russell L. Cochran, et ux	Chisholm Partners II, LLC	05/29/12	Z284	217	See Exhibit "C"
The Nichols Family Trust	Pride Oil & Gas Properties, Inc.	05/30/12	Z284	47	See Exhibit "B"
Sheldon D. Nelson, et ux	Chisholm Partners II, LLC	06/01/12	Z284	222	See Exhibit "C"
Beverly K. Rosenow	Chisholm Partners II, LLC	06/09/12	Z284	316	NE/4 of Section 33; NW/4 of Section 34, all in Township 11 South, Range 1 East
Jack E. Park, et ux	Chisholm Partners II, LLC	06/15/12	Z284	231	NE/4 of Section 28, Township 12 South, Range 1 East
The James R. Greening Trust dated August 22, 1996	Chisholm Partners II, LLC	06/15/12	Z284	227	See Exhibit "C"
The Richard W. Carlson Revocable Trust dated June 12, 1998	Chisholm Partners II, LLC	06/19/12	Z284	235	See Exhibit "C"
Shelli R. Langdeau	Chisholm Partners II, LLC	06/21/12	Z284	329	Fractional NE/4 of Section 4, Township 13 South, Range 1 East
The Karen J. Freeman Trust No. 1, dated September 1, 2003	Chisholm Partners II, LLC	06/25/12	Z284	240	See Exhibit "C"
Rea Family Limited Partnership, L.T.D	Chisholm Partners II, LLC	06/29/12	Z284	320	See Exhibit "C"

The Lois J. Sanders Trust No.1, dated December 1, 1994	Chisholm Partners II, LLC	07/03/12	Z284	325	W/2 NE/4 of Section 29, Township 12 South, Range 1 East
Dan J. Townsend	Chisholm Partners II, LLC	07/03/12	Z284	583	N/2 SE/4 of Section 22, Township 12 South, Range 1 East
Lynn D. Romberger, et ux	Chisholm Partners II, LLC	07/09/12	Z284	587	See Exhibit "C"
The Revocable Inter Vivos Trust of Frank L. Drake, dated November 29, 2000	Chisholm Partners II, LLC	07/10/12	Z284	306	SE/4 NE/4 of Section 20; E 120 acres of SE/4 of Section 15, all in Township 12 South, Range 1 East
Don L. Romberger	Chisholm Partners II, LLC	07/11/12	Z284	311	See Exhibit "C"
The Irmgard Porer Marshall Revocable Living Trust dated September 12, 2008	Chisholm Partners II, LLC	07/12/12	Z284	592	See Exhibit "C"
JBJ Johnson Farms, Inc.	Chisholm Partners II, LLC	07/20/12	Z284	597	See Exhibit "C"
Justin C. Reynolds, et ux	Chisholm Partners II, LLC	07/26/12	Z284	527	W/2 of Section 9, except that part condemned for Highway purposes in Dickinson County District Court Case No. 15165; SE/4 SE/4 of Section 8, except that part condemned for Highway purposes in Dickinson County District Court Case No. 15165, all in Township 13 South, Range 1 East
Daniel Britt, et ux	Chisholm Partners II, LLC	07/31/12	Z284	602	See Exhibit "C"
The Sharon M. Chase Trust dated March 4, 1998, et al	Chisholm Partners II, LLC	07/31/12	Z284	607	See Exhibit "C"
Daniel L. Wuthnow, et ux	Chisholm Partners II, LLC	08/10/12	Z284	960	See Exhibit "C"

Kenneth D. Ausherman, et ux	Chisholm Partners II, LLC	08/17/12	Z284	952	SE/4 of Section 15, Township 11 South, Range 1 East
Charles D. Ausherman, et al	Chisholm Partners II, LLC	08/17/12	Z284	956	SE/4 of Section 15, Township 11 South, Range 1 East
The Kevin Tee McKeeman Trust, dated April 11, 2003, et al	Chisholm Partners II, LLC	08/28/12	Z284	948	N/2 NE/4 of Section 22; S/2 NE/4 of Section 22; S/2 SW/4 of Section 27, all in Township 12 South, Range 1 East
Lavina F. Garver, et vir	Chisholm Partners II, LLC	09/09/12	Z284	944	NE/4 EXCEPT NW/4 NE/4 and ALSO EXCEPT W/2 W/2 NE/4 NE/4 of Section 17, Township 11 South, Range 2 East
The Revocable Inter Vivos Trust of Donald D. Nebelsick, dated May 27, et al	Chisholm Partners II, LLC	10/03/12	Z285	256	See Exhibit "C"
Mark Q. Chronister, et ux	Chisholm Partners II, LLC	10/03/12	Z285	252	NW/4 NE/4 and W/2 W/2 NE/4 NE/4 of Section 17, Township 11 South, Range 2 East
Carl E. Funston, et ux	Chisholm Partners II, LLC	10/04/12	Z285	261	E/2 SE/4 of Section 16, Township 11 South, Range 2 East
The Barbara A. Wuthnow Revocable Trust, dated January 18, 2006	Chisholm Partners II, LLC	10/08/12	Z285	265	N/2 NE/4 of Section 3, Township 11 South, Range 1 East
Roland V. Rock, et ux	Chisholm Partners II, LLC	10/25/12	Z285	451	N/2 SE/4 and S/2 NE/4 of Section 29, Township 11 South, Range 2 East

Scott E. Emig, et ux	Chisholm Partners II, LLC	12/07/12	Z285	983	NE/4, except SE/4 thereof, of Section 20, and E/2 SW/4, except West 43 acres thereof, in Section 20, all in Township 12 South, Range 1 East
Donald E. Emig, et ux	Chisholm Partners II, LLC	12/10/12	Z285	979	W/2 SE/4 of Section 17 and E/2 SE/4 of Section 20, all in Township 12 South, Range 1 East
Thomas N. Mead, et ux	Chisholm Partners II, LLC	01/21/13	Z289	796	E/2 NW/4 and SW/4 of Section 28, Township 11 South, Range 1 East
The Corey Powell and Marquette Taylor-Powell Living Trust	Chisholm Partners II, LLC	01/29/13	Z286	305	W/2 NW/4 of Section 3, Township 11 South, Range 2 East
The Roger T. Watt Revocable Trust No. 1, et al	Chisholm Partners II, LLC	02/12/13	Z286	300	See Exhibit "C"

EXHIBIT "B"

Attached to and made a part of that certain Assignment of Oil, Gas, & Mineral Leases, dated April 2, 2014 by and between **CHISHOLM PARTNERS II, LLC,** as Assignor, and **DALA PETROLEUM CORP.**, as Assignee.

PROPERTY DESCRIPTIONS:

Book Z281 Page 227

- That certain tract or parcel of land containing 240 acres, more or less, and being situated in the Southeast Quarter (SE/4) and the South Half of the Southwest Quarter (S/2 SW/4) of Section 2, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 15, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 223

- That certain tract or parcel of land containing 68 acres, more or less, and being a portion of the East Half of the Southeast Quarter (E/2 SE/4) of Section 10, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 11, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 231

- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 219

- That certain tract or parcel of land containing 320 acres, more or less, and being situated in the East Half (E/2) of Section 4, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 152 acres, more or less, and being situated in the Northeast Quarter (NE/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 239

- That certain tract or parcel of land containing 80 acres, more or less, and being situated in the South Half of the Northwest Quarter (S/2 NW/4) of Section 2, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section 11, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 235

- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section 4, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 160 acres, more or less, and being situated in the Northwest Quarter (NW/4) of Section 4, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 247

- That certain tract or parcel of land containing 80 acres, more or less, and being situated in the North Half of the Southwest Quarter (N/2 SW/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 72 acres, more or less, and being situated in the East Half of the Northeast Quarter (E/2 NE/4) of Section 5, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 203

- That certain tract or parcel of land containing 80 acres, more or less, and being situated in the North Half of the Southwest Quarter (N/2 SW/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 211

- That certain tract or parcel of land containing 138 acres, more or less, and being situated in Northwest Quarter (NW/4) of Section 5, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 155 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 2, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 54 acres, more or less, and being situated in the Southwest Quarter of the Southwest Quarter (SW/4 SW/4) of Section 1, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.
- That certain tract or parcel of land containing 79 acres, more or less, and being situated in the North Half of the Northwest Quarter (N/2 NW/4) of Section 12, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 191

- The Southwest Quarter (SW/4) of Section 10, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 184

- The Northwest Quarter (NW/4) of Section 9, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 188

- The East Half of the Northwest Quarter (E/2 of NW/4) of Section 18, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 207

- That certain tract or parcel of land containing 152 acres, more or less, and being situated in Northwest Quarter (NW/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 181

- The West Half (W/2) of Section 15 Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 177

- The Southwest Quarter (SW/4) of Section 9, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 243

- That certain tract or parcel of land containing 153 acres, more or less, and being situated in the Southeast Quarter (SE/4) of Section 5, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 161

- The South Half (S/2) of Section 4, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas; LESS & EXCEPT the following two tracts:

  That certain tract of land containing 20.00 acres, more or less, being the North Half of the North Half of the North Half of the Southwest Quarter (N/2 of N/2 of N/2 of SW/4) of said Section 4, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

  That certain tract of land containing 7.14 acres, more or less, being situated in the Southeast Quarter (SE/4) of Section 4, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas, being more particularly described as follows: Commencing at the Southeast corner of said Southeast Quarter (SE/4), thence South 89 degrees 23 minutes 45 seconds West along the South line of said Southeast Quarter, a distance of 1,033.54 feet to the point of beginning of the tract of land being described, thence continuing South 89 degrees 23 minutes 45 seconds West along the South line, a distance of 20.00 feet, thence North 00 degrees 36 minutes 15 seconds West, a distance of 1,353.80 feet, thence South 89 degrees 47 minutes 02 seconds West, a distance of 45.48 feet, thence North 00 degrees 10 minutes 29 seconds West, a distance of 617.42 feet, thence South 81 degrees 34 minutes 00 seconds East, a distance of 511.37 feet, thence South 03 degrees 12 minutes 57 seconds West, a distance of 541.49 feet, thence South 89 degrees 47 minutes 02 seconds West, a distance of 408.10 feet, thence South 00 degrees 36 minutes 15 seconds East, a distance of 1,353.67 feet to the point of beginning, containing 311,150 square feet.

Book Z281 Page 165

- The Northeast Quarter (NE/4) of Section 10, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 157

- The Southwest Quarter (SW/4) of Section 7, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.
- The Southeast Quarter (SE/4) of Section 12, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 173

- The Northwest Quarter (NW/4) and the North Half of the North Half of the North Half of the Southwest Quarter (N/2 of N/2 of N/2 of SW/4) of Section 4 Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 169

- The West Half of the Northwest Quarter (W/2 of NW/4) of Section 14 Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.
- The Northeast Quarter (NE/4) of Section 15 Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 152

- The East Half (E/2) of Section 22, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, LESS & EXCEPT the following two (2) tracts of lands:

  That certain tract or parcel of land being 10.00 acres, more or less, being situated in the Northeast Quarter (NE/4) of Section 22, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, described as follows: Beginning 849.75 feet South of the Northeast corner of the Northeast Quarter, thence West 660 feet; thence South parallel to East line of said section 660 feet; thence East 660 feet; thence North 660 feet to the point of beginning.

  That certain tract or parcel of land being 78.0157 acres, more or less, being situated in the Northeast Quarter (NE/4) of Section 22, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, described as follows: Beginning at the Northwest corner of the East Half of Section 22; thence South 90 degrees 00'00" East along the North line of said East Half a distance of 1,323.33 feet; thence South 00 degrees 53'36" West a distance of 1,322.94 feet; thence South 89 degrees 32'21" West a distance of 828.47 feet; thence South 00 degrees 42'31" West a distance of 1,312.18 feet; thence North 89 degrees 49'20" West a distance of 465.88 feet; thence South 00 degrees 24"31' West a distance of 1,335.96 feet; thence South 88 degrees 23'04" East a distance of 342.47 feet; thence North 46 degrees 43'08" East a distance of 412.50 feet; thence South 14 degrees 44'58" East a distance of 386.95; thence South 00 degrees 42'32" West a distance of 434.78 feet; thence South 25 degrees 18'08" west a distance of 282.33 feet; thence South 01 degrees 37'35" West a distance of 512.55 feet to a point on the South line of said East Half; thence 89 degrees 56'29" West along said south line a distance of 642.89 feet to the Southwest corner of said East Half; thence North 00 degrees 38'53" East along the West line of said East Half a distance of 5,279.07 feet to the point of beginning.

Book Z281 Page 195

- The West Half (W/2) Section 2, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z281 Page 147

- The South Half (S/2) of Section 12 Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, LESS & EXCEPT the following tract of land: Beginning at a point in the Southeast corner of the Southeast Quarter (SE/4) of Section 12, then North 4 Rods, then West 20 Rods, then South 4 Rods, then East 20 Rods to the point of beginning and containing 0.5 acres, more or less.

Book Z281 Page 251

- That certain tract or parcel of land containing 152 acres, more or less, and being situated in Northwest Quarter (NW/4) of Section 3, Township 11 South, Range 3 East of the 6th P.M., Dickinson County, Kansas.

Book Z282 Page 55

- The Southeast Quarter (SE/4) of Section 10 Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z282 Page 59

- The Northwest Quarter (NW/4) of Section 7, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas, LESS & EXCEPT a tract or parcel of land containing 6.94 acres, more or less, described as follows: Beginning at the Northeast Corner of said Northwest Quarter (NW/4); thence on an assumed bearing of S 00 degrees 59' 37" E along the East line of said Northwest Quarter (NW/4) a distance of 426.00 feet; thence S 89 degrees 24' 16" W a distance of 710.00 feet; thence N 00 degrees 59' 37" W a distance 426.00 feet to a point on the North line of said Northwest Quarter(NW/4); thence N 89 degrees 24' 16" E along said North line a distance of 710.00 feet to the point of beginning.

- The South Half (S/2) of Section 20, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

- The East Half (E/2) of Section 30, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

- The Northwest Quarter (NW/4), the North Half of the Southwest Quarter (N/2 of SW/4), and the North Half of the Northeast Quarter (N/2 of NE/4), all of Section 29, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

- The East Half of the Southwest Quarter (E/2 of SW/4) of Section 25, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.

- The Southeast Quarter of (SE/4) of Section 25, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, LESS & EXCEPT a tract or parcel of land containing 12.22 acres, more or less, described as follows: Beginning at the Southeast corner of said Southeast Quarter (SE/4); thence on an assumed bearing of South 89 degrees 23' 31" West along the South line of said Southeast Quarter (SE/4) a distance of 798.20 feet; thence North 00 degrees 00' 00" East a distance of 652.58 feet; thence North 87 degrees 22 ' 08" East a distance of 799.00 feet to a point on the East line of said Southeast Quarter (SE/4); thence 00 degrees 00' 00" East along said East line a distance of 680.79 feet to the Point of Beginning.

Book Z282 Page 51

- The West Half of the Northwest Quarter (W/2 of NW/4) of Section 12, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas.

Book Z284 Page 54

- That certain tract or parcel of land containing 320.00 acres, more or less, and being situated in the North Half (N/2) of Section 13, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, being bounded by lands owned now or formerly as follows: North by Douglas Matson Trust; East by Daniel Wuthnow, et ux; South by Kevin McKeeman, et ux, Linda Kuntz and Roy Portillo, et al; and West by Evelyn Oard Trust; and being the same property described in that certain Joint Tenancy Warranty Deed, dated March 29th, 2000, recorded in Deed Book 226, Page 332, of the Register of Deeds of Dickinson County, Kansas. **LESS & EXCEPT:** That certain tract or parcel of land containing 10.00 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated August 21st, 2000, recorded in Deed Book 226, Page 919, of the Register of Deeds of Dickinson County, Kansas. **LESS & EXCEPT:** That certain tract or parcel of land containing 7.56 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated November 6th, 1991, recorded in Deed Book 212, Page 520, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **80.00** acres, more or less, and being the West Half of the Southeast Quarter (W/2 SE/4) of Section 18, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas, being bounded by lands owned now or formerly as follows: North by Etherington Farms, Inc.; East by Bruce & Ladonna Steffen Trust; South by Helen M. Rettie Revocable Trust; and West by Daniel Wuthnow, et ux; and being the same property described in that certain Quit Claim Deed, dated February 20th, 2008, recorded in Deed Book 240, Page 469, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **79.00** acres, more or less, and being the North Half of the Southeast Quarter (N/2 SE/4) of Section 2, Township 12 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, being bounded by lands owned now or formerly as follows: North by Noel Trust and Kevin McKeeman; East by Noel Trust; South by Ruth Chang; and West by Donald Dahlstrom et ux; and being the same property described in that certain Warranty Deed, dated July 24th, 1978, recorded in Deed Book 190, Page 68, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **78.00** acres, more or less, and being the East Half of the Northwest Quarter (E/2 NW/4) of Section 8, Township 12 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, being bounded by lands owned now or formerly as follows: North by Graydon Reynolds, et ux; East by Duane Zook Trust, et al; South by Dean Romberger Trust; and West by Kevin McKeeman; and being the same property described in that certain Warranty Deed, dated July 24th, 1978, recorded in Deed Book 190, Page 63, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing 160.00 acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section 21, Township 12 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, being bounded by lands owned now or formerly as follows: North by John McDonald, et ux; East by Thomas Prochazka, et ux; South by Gary Mitchell; and West by Dale Christensen Trust and Donald Emig, et ux; and being the same property described in that certain Joint Tenancy Warranty Deed, dated May 21st, 1992, recorded in Deed Book 213, Page 323, of the Register of Deeds of Dickinson County, Kansas. **LESS & EXCEPT:** That certain tract or parcel of land containing 21.00 acres, more or less, and being more fully described in that certain Joint Tenancy Warranty Deed, dated February 22nd, 1994, recorded in Deed Book 216, Page 254, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 21

- The South Half of the Northeast Quarter (S/2 NE/4) of Section 8, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z284 Page 25

- The Northwest Quarter (NW/4) of Section 17 Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z284 Page 17

- That certain tract or parcel of land containing **77.90** acres, more or less, and being situated in the West Half of the Northwest Quarter (W/2 NW/4) of Section Twenty (20), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Quit Claim Deed, dated June 27th, 2008, recorded in Deed Book 240, Page 941, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 13

- The West Half of the Northwest Quarter (W/2 NW/4) and the Southwest Quarter (SW/4) of Section 18 Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z284 Page 922

- The Southeast Quarter (SE/4) of Section 3, Township 11 South, Range 2 East of the 6th P.M., Dickinson County, Kansas.

Book Z284 Page 1

- That certain tract or parcel of land containing **156.40** acres, more or less, and being the Southeast Quarter (SE/4) of Section Eight (8), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Joint Tenancy and Transfer-On Death Warranty Deed, dated July 5th, 2006, recorded in Deed Book 237, Page 375, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 994

- That certain tract or parcel of land containing **155.90** acres, more or less, and being the Southwest Quarter (SW/4) of Section Eight (8), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Quit Claim Deed, dated March 31st, 2006, recorded in Deed Book 236, Page 727, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **79.00** acres, more or less, and being situated in the South Half of the Northwest Quarter (S/2 NW/4) of Section Sixteen (16), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Quit Claim Deed, dated March 31st, 2006, recorded in Deed Book 236, Page 727, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 998

- That certain tract or parcel of land containing **160.00** acres, more or less, and being the Northwest Quarter (NW/4) of Section Eight (8), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated January 4th, 2011, recorded in Deed Book 245, Page 612, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **73.60** acres, more or less, and being situated in the North Half of the Northeast Quarter (N/2 NE/4) of Section Eight (8), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated January 4th, 2011, recorded in Deed Book 245, Page 612, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 5

- That certain tract or parcel of land containing **227.3** acres, more or less, and being the East Half of the Northwest Quarter (E/2 NW/4) and the Northeast Quarter (NE/4) of Section Twenty-Four (24), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract beginning at the Southwest corner of the Northeast Quarter of said Section 24; thence East along the South line of said Northeast Quarter on an assumed bearing of South 89°55'29" East a distance of 1183.06 feet; thence North 1°05'06" East a distance of 455.44 feet; thence North 45°38'07" East a distance of 565.03 feet; thence North 89°13'26" East a distance of 37.09 feet; thence North 1°38'42" East a distance of 190.63 feet; thence South 89°28'02" West a distance of 404.64 feet; thence South 2°05'32" West a distance of 55.91 feet; thence South 89°48'17" West a distance of 161.41 feet; thence South 36°56'21" West a distance of 463.86 feet; thence South 54°28'30" West a distance of 263.46 feet; thence South 86°57'24" West a distance of 280.38 feet; thence South 2°19'39" West a distance of 24.92 feet; thence South 88°21'17" West a distance of 289.61 feet to a point on the West line of the Northeast Quarter of said Section Twenty-four (24); thence South 0°54'17" West along the West line of said Northeast Quarter a distance of 407.87 feet back to the point of beginning; and being the same property described in that certain Trustee's Deed, dated December 15th, 2010, recorded in Deed Book 245, Page 589, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 9

- That certain tract or parcel of land containing **79.00** acres, more or less, and being situated in the North Half of the Southeast Quarter (N/2 SE/4) of Section Twenty-Four (24), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain General Warranty Deed, dated August 5th, 2008, recorded in Deed Book 241, Page 511, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 984

- That certain tract or parcel of land containing **77.70** acres, more or less, and being the North Half of the Northwest Quarter (N/2 NW/4) of Section Twenty-eight (28), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated October 9th, 2010, recorded in Deed Book 246, Page 142, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **79.50** acres, more or less, and being the South Half of the Northwest Quarter (S/2 NW/4) of Section Twenty-eight (28), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated February 11th, 2011, recorded in Deed Book 246, Page 134, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 955

- That certain tract or parcel of land containing **77.10** acres, more or less, and being situated in the North Half of the Northwest Quarter (N/2 NW4) of Section Sixteen (16), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated August 7th, 2009, recorded in Deed Book 243, Page 89, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 978

- That certain tract or parcel of land containing **79.40** acres, more or less, and being situated in the East Half of the Northwest Quarter (E/2 NW/4) of Section Twenty (20), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated May 6th, 1997, recorded in Deed Book 221, Page 363-366, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 964

- That certain tract or parcel of land containing **157.00** acres, more or less, and being the Northwest Quarter (NW4) of Section Ten (10), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Deed, dated April 29th, 1999, recorded in Deed Book 224, Page 744, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 988

- That certain tract or parcel of land containing **88.40** acres, more or less, and being situated in the East 100 acres of the Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, except a parcel of land commending at the Southeast Corner of said Southeast Quarter; thence on an assumed bearing of N 00°00'00" E along the East line of said Southeast Quarter a distance of 329.04 feet to the Point of Beginning of the parcel to be described; thence N 86°32'41" W a distance of 255.79 feet; thence N 66°56'58" W a distance of 153.96 feet; thence N 0°00'00" E a distance of 1043.48 feet; thence N 90°00'00" E a distance of 397.00 feet to a point on said East line; thence S 00°00'00" E along said East line a distance of 1119.18 feet to the Point of Beginning; and being the same property described in that certain Warranty Deed, dated May 6th, 1997, recorded in Deed Book 221, Page 363-366, as well as that certain Warranty Deed, dated March 2nd 2007, recorded in Deed Book 238, Page 666-667, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 974

- That certain tract or parcel of land being the Southwest Quarter (SW/4) of Section Nineteen (19), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract of land in the said Southwest Quarter described as followed: Beginning at a point on the West line of said Section Nineteen (19), and 350.6 feet North of the Southwest Corner of said Section; thence N 00°00' E on the West line of said Section 600.0 feet; thence N 90°00' E, 363.0 feet, thence S 00°00' W 600.0 feet; thence S 90°00' W, 363 feet to the point of beginning; and being the same property described in that certain Warranty Deed, dated February 16th, 2010, recorded in Deed Book 243, Page 824, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land being the Southeast Quarter (SE/4) of Section Nineteen (19), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated February 16th, 2010, recorded in Deed Book 243, Page 824, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 959

- That certain tract or parcel of land containing **77.2** acres, more or less, and being the West Half of the Southwest Quarter (W/2 SW/4) of Section Twenty-five (25), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain General Warranty Deed, dated December 15th, 1999, recorded in Deed Book 225, Page 802, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **144.5** acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section Ten (10), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, more particularly described as follows: Beginning at the Southwest corner of the Southwest Quarter of said Section 10; thence on an assumed bearing of N 00°00'04" W along the West line of said Southwest Quarter a distance of 2,642.96 feet to the Northwest corner of said Southwest Quarter; thence N 89°18'11" E along the North line of the Southwest Quarter a distance of 2,639.57 feet to the Northwest corner of the Southeast Quarter of said Section 10; thence N 89°18'23" E along the North line of said Southeast Quarter a distance of 335.86 feet; thence S 02°32'26" W a distance of 616.08 feet; thence S 88°17'13" W a distance of 606.24 feet; thence S 02°06'57" E a distance of 1,204.80 feet to a point on the North line of an excepted Parcel recorded in Deed Bok 229, Page 69 at the Dickinson County Register of Deeds office; thence S 89°15'50" W along said North line a distance of 270.00 feet to the Northwest corner of said recorded parcel; thence S 01°52'58" E along the West line of said recorded parcel a distance of 811.00 feet to the Southwest corner of said recorded parcel, said point also being on the South line of said Southwest Quarter; thence S 89°15'50" W along South line a distance of 2,143.20 to the POINT OF BEGINNING; and being the same property described in that certain Quit Claim Deed, dated November 2nd, 2005, recorded in Deed Book 235, Page 932-934, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 968

- That certain tract or parcel of land containing **129.83** acres, more or less, and being situated in the South Half (S/2) of Section Twenty (24), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, more particularly described as follows: Beginning at the Southeast corner of the Southeast Quarter (SE/4) of said Section 24; thence on an assumed bearing of N 89°56'54" W along the South line of said Southeast Quarter (SE/4) a distance of 2647.45 feet to the Southeast corner of the Southwest Quarter (SW/4) of said Section 24; thence N 90°00'00" W along the South line of said Southwest Quarter (SW/4) a distance of 354.77 feet to the Southeast corner of a parcel of land recorded in Deed Book 230, Page 22, at the Dickinson County Register of Deeds Office; thence N 07°45'59" W along the East line of said recorded parcel a distance of 250.82 feet; thence S 88°49'01" W along the East line of said recorded parcel a distance of 163.92 feet; thence N 51°36'35" W along the East line of said recorded parcel a distance of 119.87 feet; thence N 02°27'23" W along the East line of said recorded parcel a distance of 306.81 feet; thence N 27°56'40" W along the East line of said recorded parcel a distance of 204.23 feet; thence N 85°15'27" W along the East line of said recorded parcel a distance of 217.54 feet; thence N 01°19'26" E along the East line of said recorded parcel a distance of 114.74 feet to the Northeast corner of said recorded parcel; thence N 01°04'51" E a distance of 454.42 feet; thence N 74°13'20" E a distance of 220.04 feet; thence N 43°44'34" E a distance of 421.40 feet; thence N 72°25'32" W a distance of 231.94 feet; thence N 57°38"05" W a distance of 381.79 feet; thence N 00°43'21" W a distance of 615.74 feet to a point on the North line of said Southwest Quarter (SW/4); thence S 89°59'44" E along said North line a distance of 1047.05 feet to the Northeast corner of said Southwest Quarter (SW/4); thence 00°49'10" W along the East line of said Southwest Quarter (SW/4) a distance of 1324.06 feet to the Northwest corner of the South Half (S/2) of said Southeast Quarter (SE/4); thence N 89°57'09" E along the North line of said South Half (S/2) of the Southeast Quarter (SE/4) a distance of 2647.55 feet to the Northeast corner of said South Half (S/2) of the Southeast Quarter (SE/4); thence S 00°49'15" W along the East line of said Southeast Quarter (SE/4) a distance of 1328.64 feet to the POINT OF BEGINNING; and being the same property described in that certain Joint Tenancy Warranty Deed, February 25th, 2005, recorded in Deed Book 234, Page 790, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 927

- That certain tract or parcel of land containing **77.90** acres, more or less, and being situated in the South Half of the Northeast Quarter (S/2 NE/4) of Section Three (3), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Trustee's Deed, dated April 24th, 2006, recorded in Deed Book 236, Page 934-936, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **75.70** acres, more or less, and being situated in the South Half of the Northwest Quarter (S/2 NW/4) of Section Two (2), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Trustee's Deed, dated April 24th, 2006, recorded in Deed Book 236, Page 934-936, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **140.30** acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section Two (2), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT 2 acres out of the Southwest corner of the East Half (E/2) of said Southwest Quarter (SW/4) that is 16 rods North and South by twenty rods East and West; and 1 acre out of the Southeast corner of the West Half (W/2) of said Southwest Quarter (SW/4) that is 16 rods North and South and 10 rods East and West, occupied by the Keystone Cemetery Association of Dickinson County, Kansas; and EXCEPT a tract beginning 930 feet North of the Southwest corner of the Southwest Quarter (SW/4) of Section 2, Township 11 South, Range 1 East of the 6th P.M.; thence East 480 feet; thence North 430 feet; thence West 480 feet; thence South 430 feet to the point of beginning; and being the same property described in that certain Trustee's Deed, dated April 24th, 2006, recorded in Deed Book 236, Page 934-936, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 933

- That certain tract or parcel of land containing **156.70** acres, more or less, and being the Southwest Quarter (SW/4) of Section Twenty-one (21), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in those certain Warranty Deeds, dated October 1st, 2010, recorded in Deed Book 245, Pages 247, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **143.70** acres, more or less, and being the Northeast Quarter (NE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a parcel of land more particularly described as beginning at the Northeast corner of said Northeast Quarter (NE/4); thence on an assumed bearing of S 00°00'00"E along the East line of said Northeast Quarter (NE/4) a distance of 1,027.94 feet; thence N 90°00'00"W a distance of 446.00 feet; thence S 00°00'00"E a distance of 16.00 feet; thence N 90°00'00"W a distance of 163.00 feet; thence N 00°00'00"E a distance of 1,047.57 feet to a point on the North line of said Northeast Quarter (NE/4); thence S 89°39'33"E along said North line a distance of 609.01 feet to the point of beginning; and being the same property described in those certain Warranty Deeds, dated October 1st, 2010, recorded in Deed Book 245, Pages 247, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 937

- That certain tract or parcel of land containing **157.40** acres, more or less, and being the Southeast Quarter (SE/4) of Section Five (5), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Joint Tenancy Executrix's Deed, dated January 24th, 2011, recorded in Deed Book 246, Page 292, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 947

- That certain tract or parcel of land containing **160.00** acres, more or less, and being the Northeast Quarter (NE/4) of Section Two (2), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Kansas Joint Tenancy Warranty Deed, dated September 9th, 1994, recorded in Deed Book 217, Page 472, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 58

- That certain tract or parcel of land containing **74.50** acres, more or less, and being the North Half of the Northwest Quarter (N/2 NW/4) of Section 2, Township 11 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, and being bounded by lands owned now or formerly as follows: North by Sandra Law and Daniel McGrath, et ux; East by Michael Kendall, et ux; and West by Barbara Wuthnow Trust; and being the same property described in that certain Quitclaim Deed, dated December 16th, 2009, recorded in Deed Book 243, Page 509, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 33

- That certain tract or parcel of land containing **80.00** acres, more or less, and being situated in the South Half of the Southeast Quarter (S/2 SE/4) of Section Twenty-Nine (29), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas.

Book Z283 Page 951

- That certain tract or parcel of land containing **299.60** acres, more or less, and being the North Half (N/2) of Section Nineteen (19), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated February 13th, 1992, recorded in Deed Book 212, Page 951, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 923

- That certain tract or parcel of land containing **19.81** acres, more or less, and being situated in the Southwest Quarter (SW/4) of Section Twenty-four (24), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, more particularly described as follows: Commencing at the Southeast corner of said Southwest Quarter; thence on an assumed bearing N 90°00'00" W along the South line of said Southwest Quarter a distance of 354.77 feet to the POINT OF BEGINNING of the parcel to be described; thence continuing N 90°00'00" W along said South line a distance of 1071.57 feet; thence N 01°51'37" E a distance of 607.41 feet; thence 86°05'49" W a distance of 402.72 feet; thence N 02°16'40" E a distance of 304.95 feet; thence N 90°00'00" E a distance of 826.78 feet; thence S 01°19'26" W a distance of 114.74 feet; thence S 85°15'27" E a distance of 217.54 feet; thence S 27°56'40" E a distance of 204.23 feet; thence S 02°27'23" E a distance of 306.81 feet; thence S 51°36'35" E a distance of 119.87 feet; thence N 88°49'01" E a distance of 163.92 feet; thence S 07°45'59" E a distance of 250.82 feet to the POINT OF BEGINNING; and being the same property described in that certain Joint Tenancy Warranty Deed, dated August 22nd, 2002, recorded in Deed Book 230, Page 221-2, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 29

- That certain tract or parcel of land containing **160.00** acres, more or less, and being the Northeast Quarter (NE/4) of Section Twenty-five (25), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Trustee's Deed, dated June 3rd, 2002, recorded in Deed Book 229, Pages 941-943, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **151.78** acres, more or less, and being the Northwest Quarter (NW/4) of Section Twenty-five (25), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract of land described as follows: Commencing at the Northwest corner of said Section 25; thence on an assumed bearing of North 90°00'00" East along the North line of said Section 25, a distance of 842.88 feet to the point of beginning; thence continuing along said North line 90°00'00" East a distance of 793.59 feet; thence South 00°50'56" West a distance of 455.01 feet; thence North 89°59'46" West a distance of 780.78 feet; thence North 00°45'54" West a distance of 454.95 feet to the point of beginning; and being the same property described in that certain Trustee's Deed, dated June 3rd, 2002, recorded in Deed Book 229, Pages 941-943, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 913

- That certain tract or parcel of land containing **80.00** acres, more or less, and being the North Half of the Southwest Quarter (N/2 SW/4) of Section Two (2), Township Eleven (11) South, Range Three (3) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Executrix's Deed, dated January 8th, 1985, recorded in Deed Book 201, Page 109, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **160.00** acres, more or less, and being the Northwest Quarter (NW/4) of Section Eleven (11), Township Eleven (11) South, Range Three (3) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain General Warranty Deed, dated January 23rd, 1962, recorded in Deed Book 153, Page 75, and that certain General Warranty Deed, dated June 11th, 1973, recorded in Deed Book 178, Page 309, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 37

- That certain tract or parcel of land containing **75.90** acres, more or less, and being situated in the North Half of the Northwest Quarter (N/2 NW/4) of Section Two (2), Township Eleven (11) South, Range Three (3) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Sheriff's Deed in Partition, dated February 2nd, 1961, recorded in Deed Book 152, Page 241, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 41

- That certain tract or parcel of land containing **152.20** acres, more or less, and being the Southwest Quarter (SW/4) of Section Sixteen (16), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, EXCEPT the following described tract: A tract of land beginning on the West line of Section 16, 1,139.8 feet North of the Southwest corner of said Section 16; thence North along the section line 585 feet on a bearing of N 0°; thence East 414.67 feet on a bearing of S 89°20'E; thence South 358 feet on a bearing of S 0°; thence West 109.17 feet on a bearing of N 89°20'W; thence South 227 feet on a bearing of S 0°; thence West on a bearing of N 89°20'W 305.5 feet to the point of beginning, containing five acres; and being the same property described in that certain Warranty Deed, dated July 25th, 1988, recorded in Deed Book 214, Page 782, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **152.00** acres, more or less, and being the Southeast Quarter (SE/4) of Section Three (3), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Warranty Deed, dated November 17th, 1992, recorded in Deed Book 214, Page 195, of the Register of Deeds of Dickinson County, Kansas.

Book Z283 Page 941

- That certain tract or parcel of land containing **78.90** acres, more or less, and being situated in the West Half of the Southeast Quarter (W/2 SE/4) of Section Sixteen (16), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Joint Tenancy Quit Claim Deed, dated November 23rd, 2006, recorded in Deed Book 245, Page 342, of the Register of Deeds of Dickinson County, Kansas.

- That certain tract or parcel of land containing **156.10** acres, more or less, and being the Northeast Quarter (NE/4) of Section Sixteen (16), Township Eleven (11) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, and being the same property described in that certain Joint Tenancy Quit Claim Deed, dated November 23rd, 2006, recorded in Deed Book 245, Page 342, of the Register of Deeds of Dickinson County, Kansas.

Book Z284 Page 47

- That certain tract or parcel of land containing **307.90** acres, more or less, and being situated in the East Half (E/2) of Section Four (4), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT all that part of the Northeast Quarter (NE/4) of said Section Four (4), Township Eleven (11) South, Range One (1), lying east of the railroad right-of-way, and being the same property described in that certain Warranty Deed, dated October 12th, 2004, recorded in Deed Book 234, Page 25, of the Register of Deeds of Dickinson County, Kansas.

EXHIBIT "C"

Attached to and made a part of that certain Assignment of Oil, Gas & Mineral Leases, dated April 2, 2014, by and between **CHISHOLM PARTNERS II, LLC**, as Assignor, and **DALA PETROLEUM CORP.**, as Assignee.

PROPERTY DESCRIPTIONS:

The Maureen T. Riordan Trust – Book Z281, Page 817

The SE/4 of Section 8, Township 12 South, Range 1 East; the SE/4 & E/2 E/2 SW/4 of Section 18, Township 12 South, Range 1 East, less the following tract:

> Commencing at the Southeast (SE) corner of said Section 18; thence North along the East line of said section on an assumed bearing of North 00 degrees 11'05" East, 1034.06 feet to the point of beginning; thence North 89 degrees 48'58" West, 647.87 feet; thence North 10 degrees 43'10" East, 285.01 feet; thence South 89 degrees 48'54" East; 595.76 feet to a point on the East line of said Section 18; thence South 00 degrees 11'05" West, 280.21 feet to the point of beginning.

The Kenneth D. Bebermeyer Trust – Book Z281, Page 811

The Southeast Quarter (SE/4) of Section Twenty-six (26), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

The South Half of the Northwest Quarter (S/2 NW/4) of Section Twenty-six (26), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

The West 100 acres of the Northwest Quarter (NW/4) of Section Thirty-two (32), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, subject to an undivided one-half interest in and to oil, gas and mineral rights to Federal Land Bank of Wichita; and

The North Half of the Northeast Quarter (N/2 NE/4) of Section Thirty-five (35), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

The South Half of the Northeast Quarter (S/2 NE/4) of Section Thirty-five (35), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

The Northwest Quarter (NW/4) AND the North Half of the Southwest Quarter (N/2 SW/4) of Section Thirty-five (35), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, except the Topeka and Santa Fe Railroad Right of Way, and EXCEPT a tract of land described as follows: Commencing at the Southwest corner of the said Northwest Quarter, thence East 297 feet along the South line of said Northwest Quarter to the point of beginning of the tract, thence continuing East along the South line of said Northwest Quarter 693 feet; thence North parallel to the West line of said Northwest Quarter 891 feet; thence Southwesterly to a point 30 feet North of the point of beginning; thence South 30 feet to the point of beginning.

The North Half of the Southwest Quarter (N/2 SW/4) AND the North Half of the Southwest Quarter of the Southwest Quarter (N/2 SW/4 SW/4) of Section Thirty-six (36), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

The West Half of the Southeast Quarter (W/2 SE/4), EXCEPT that part deeded to the Prairiedale Cemetary Association; AND the Southeast Quarter of the Southwest Quarter (SE/4 SW/4); AND the South Half of the Southwest Quarter of the Southwest Quarter (S/2 SW/4 SW/4); all being in Section Thirty-six (36), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, and EXCEPT a tract of land located in the South Half (S/2) of said Section 36 described as follows: Commencing at the Southeast corner of said Section 36, thence on an assumed bearing of N 90°00'00" W on the South line of said Section 36 a distance of 1997.68 feet to the point of beginning of the tract to be described; thence continuing on the South line of said Section N 90°00'00" W a distance of 734.68 feet; thence N 00°11'13" W a distance of 515.10 feet; thence N 85°10'46" E a distance of 745.39 feet; thence S 00°38'01" W a distance of 577.77 feet to the point of beginning; and

The Northwest Quarter (NW/4) of Section Thirty-six (36), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

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The East One Hundred Ten (110) acres of the Southeast Quarter of Section Seven (7), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract of land described as follows: Beginning at the Northeast corner of said Southeast Quarter (SE/4); thence West 495 feet; thence South 907.5 feet; thence East 495 feet; thence North 907.5 feet to the point of beginning, and EXCEPT a tract of land described as follows: Beginning at a point 550 feet North of the Southeast corner of the Southeast Quarter; thence North along the East line of said Southeast Quarter 550 feet; thence West 990 feet; thence North 165 feet; thence West 165 feet; thence North 495 feet; thence East 742.50 feet; thence North 907.5 feet to a point on the North line of said Southeast Quarter 495 feet West of the Northeast corner of said Southeast Quarter; thence West 1320 feet; thence South 1567.5 feet; thence Southeasterly to the point of beginning, all subject to one-half mineral reservation for 50 yrs., starting Jan. 1, 1976, Wayne and Marion Romberger

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The Northwest Quarter (NW/4) of Section Seventeen (17), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; and

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The Southwest Quarter (SW/4) of Section Seventeen (17), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract described as follows: Commencing at the Southwest corner of said Southwest Quarter; thence on an assumed bearing of N 90 Degrees 00'00" E along the South line of said Southwest Quarter a distance of 795.50 feet to the point of beginning of the parcel to be described;
thence N 26 degrees 2'31" E a distance of 116.74 feet;
thence N 34 degrees 41'56" E a distance of 125.27 feet;
thence N 17 degrees 17'34" E a distance of 123.98 feet;
thence N 42 degrees 02'58" E a distance of 532.34 feet;
thence N 67 degrees 14'10" E a distance of 141.76 feet;
thence S 67 degrees 26'39" E a distance of 102.35 feet;
thence S 07 degrees 24'14" W a distance of 286.54 feet;
thence S 02 degrees 28'30" W a distance of 138.91 feet;
thence S 01 degrees 09'01" E a distance of 314.26 feet to a point on said South line;
thence N 90 degrees 00'00" W a distance of 704.59 feet to the point of beginning

The Eldon and Darlene Janssen Revocable Trust – Book Z281, Page 806

Two tracts of land in Section 33, Township 12 South, Range 1 East of the 6th P.M., described as follows: A tract in the W/2 beginning in the NE corner of said W/2, thence South 1°01'03" West along the East line of said W/2 a distance of 4322.56 feet; thence North 88°42'7" West a distance of 420.57 feet; thence South 0°48'06" West a distance of 984.69 feet to a point on the South line of said W/2; thence South 89°43'00" West along the South line of said W/2 a distance of 1045.81 feet; thence North 0°57'13" East a distance of 1436.50 feet; thence North 82°41'08" East a distance of 489.54 feet; thence North 0°48'40" East a distance of 1150.24 feet; thence South 89°21'44" West a distance of 316.11 feet; thence North 1°11'49" East a distance of 2649.86 feet to a point on the North line of said W/2; thence North 89°39'45" East along the North line of said W/2 a distance of 1291.81 feet back to the point of beginning; AND
A tract in the E/2 commencing at the SW corner of said E/2; thence North 1°01'03" East along the West line of said E/2 a distance of 973.16 feet to the point of beginning; thence North 1°01'03" East a distance of 1226.84 feet; thence North 89°43'00" East a distance of 396.00 feet; thence South 0°48'06" West a distance of 1237.80 feet; thence North 88°42'07" West a distance of 400.57 feet back to the point of beginning.

The Jo Ann Stoskopf Trust No. 1 – Book Z281, Page 871

SW/4 of Section 26, Township 11 South, Range 1 East, EXCEPT the right of way of the Atchinson, Topeka, and Santa Fe Railway Company;
All that portion of the SE/4 of Section 27, Township 11 South, Range 1 East, lying North and East of the right of way to the Atchinson, Topeka and Santa Fe Railway Company;
NW/4 of Section 20, Township 12 South, Range 1 East;
W/2 SW/4 and the West 43 acres of the E/2 SW/4 of Section 20, Township 12 South, Range 1 East;
SE/4 of Section 28, Township 12 South, Range 1 East;
Lots 3 and 4 a/d/a N/2 NW/4 of Section 5, Township 12 South, Range 2 East

The Douglas R. Nagely Revocable Living Trust – Book Z283, Page 780

Lot Three (3), and Lot Four (4), and the South Half of the Northwest Quarter (S/2 NW/4), and the Southwest Quarter (SW/4), also described as the West Half (W/2) of Section Three (3), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, (322/ac., Doug);

The Northeast Quarter (NE/4) of Section Nine (9), Township Eleven (11) South, Range One (1) East of the 6th P.M., except the railroad right-of-way, as described in the quit claim deed dated January 16, 1897, from Edward Wilder, et ux, to the Chicago, Kansas and Western Railroad Company, recorded in Book 40, Page 258, by the Register of Deeds of Dickinson County, Kansas, (156/ac., Doug and Kay);

The East Half of the Northwest Quarter (E/2 NW/4) and the Southwest Quarter (SW/4) of Section Fourteen (14), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, (242/ac., Doug);

The Southeast Quarter (SE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, (161/ac., Doug);

The Northeast Quarter (NE/4) of Section Twenty-eight (28), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, (162/ac., Doug);

The Southeast Quarter of Section Twenty-three (23), Township Eleven (11) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, (164/ac., Kay).

Leroy E. Bennett – Book Z283, Page 787

NE/4 of Section 20, Township 11 South, Range 1 East;
SE/4 of Section 20, Township 11 South, Range 1 East;
N/2 NW/4 of Section 29, Township 11 South, Range 1 East;
N/2 NE/4 and S/2 NW/4 EXCEPTING THEREFROM a tract deeded or leased for Highway purposes all in Section 29, Township 11 South, Range 1 East

The Gary R. Mitchell Revocable Trust – Book Z283, Page 792

W/2 NW/4 of Section 34, Township 12 South, Range 1 West, EXCEPT a tract beginning at the West corner of said Section 34; thence on an assumed bearing of North 88°45'00" East a distance of 711.34 feet; thence North 0°49'54" West a distance of 856.01 feet; thence North 89°56'13" West a distance of 698.80 feet; thence South 0°00'14" East a distance of 872.21 feet to the point of beginning;
E/2 NW/4 of Section 34, Township 12 South, Range 1 East, EXCEPT a tract beginning at a point 30 feet South and 93.9 feet West of the North Quarter corner of said Section 34; thence West parallel with the North line of said Section 34 a distance of 208.0 feet; thence South at right angles a distance of 208.0 feet; thence east at right angles a distance of 208.0 feet to the point of beginning;
A tract in the SW/4 of Section 34, Township 12 South, Range 1 East, described as follows: Beginning at the South Quarter corner of said Section 34; thence on an assumed bearing of South 88°41'57" West a distance of 1229.81 feet; thence North 2°14'40" West a distance of 1286.39 feet; thence North 2°01'17" West a distance of 1362.28 feet; thence North 88°45'00" East a distance of 1324.14 feet; thence South 0°05'19" East a distance of 2647.80 feet to the point of beginning;
That portion of the SW/4 of Section 34, Township 12 South, Range 1 East, being more particularly described as follows: Commencing at the Northwest corner of said Southwest Quarter; thence North 88°45'54" East along the North line of said Southwest Quarter, a distance of 711.45 feet to the point of beginning of the tract being described; thence North 88°45'36" East continuing along said North line, a distance of 612.79 feet; thence

South 02°00'50" East a distance of 1,362.25 feet; thence South 88°46'40" West a distance of 640.21 feet; thence North 00°51'38" West a distance of 1,361.96 feet to the point of beginning;
The NW/4 of Section 28, Township 12 South, Range 1 East, EXCEPT the following described tract: Beginning at the Northwest corner of Section 28, thence South along the West line of Section 28 a distance of 1010 feet for a point of beginning of the following described property: thence Easterly at a bearing of South 87°39' East a distance of 234 feet, thence Southerly on a bearing 0°00' parallel to the West line of said Section 28 a distance of 925 feet; thence Westerly on a bearing of South 90°00' West a distance of 234 feet to the West line of said Section 28, thence Northerly along said West line of Section 28 a distance of 935 feet, more or less, to the point of beginning;
And the SW/4 of Section 28, Township 12 South, Range 1 East, EXCEPT the following described tract: Beginning at the Southwest corner of Section 28, thence Easterly along the South line of Section 28, a distance of 1331.6 feet for a point of beginning of the following described property; thence Northerly at right angles (90°00'), to the section line a distance of 409.4 feet; thence Easterly at right angles (90°00') and parallel to the said South line of Section 28 a distance of 532.00 feet, thence Southerly at right angles (90°00') to the said Easterly line, a distance of 409.4 feet, thence Westerly along the South line of Section 28, a distance of 532.0 feet to the point of beginning.

The Steven H. Kohman Trust – Book Z283, Page 804

The East Half of the Southeast Quarter (E/2 SE/4) of Section Seventeen (17), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas;
The Southeast Quarter (SE/4) of Section Thirty-one (31), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas;
The West Half of the Southeast Quarter (W/2 SE/4) of Section Eight (8), Township Thirteen (13) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas;
That part of the East Half (E/2) of Section Thirty-three (33), Township Twelve (12) South, Range One (1) East of the 6th P.M., described as follows: Commencing at the Southeast corner of Section 33, Township 12 South, Range 1 East, thence North on the East line of said Section to the Northeast corner thereof; thence West on the North line of said Section to the Northwest corner of the Northeast Quarter of said Section; thence South on a line parallel with the East line of said Section to a point 133 1/3 rods North of the South line of said Section; thence East on a line parallel with the South line of Section 24 rods; thence South on a line parallel with the East line of said Section 133 1/3 rods to the South line of said Section; thence East to the place of beginning; and
The Northwest Quarter (NW/4) of Section Twenty-one (21), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, less and except a parcel of land more particularly described as follows:

Beginning at the Northwest Corner of said Northwest Quarter; thence on an assumed bearing of N 89 degrees 34'43" E along the North line of said Northwest Quarter a distance of 2,630.07 feet to the Northeast Corner of said Northwest Quarter; thence S 00 degrees 09'17" E along the East line of said Northwest Quarter a distance of 1,067.76 feet; thence N 90 degrees 00'00" W a distance of 1,570.75 feet; thence S 00 degrees 00'00" E a distance of 651.27 feet; thence S 89 degrees 06'42" W a distance of 1,062.26

feet to a point on the West line of said Northwest Quarter; thence N 00 degrees 00'00" E along said West line a distance of 1,716.16 feet to the point of beginning.

Rea Family Limited Partnership – Book Z284, Page 508

NE/4 and NW/4 of Section 32, Township 12 South, Range 1 East;
SE/4 of Section 32, Township 12 South, Range 1 East;
Lots 3 and 4, a/d/a W/2 SW/4 of Section 18, Township 12 South, Range 1 East;
W/2 E/2 SW/4 of Section 18, Township 12 South, Range 1 East;
Lot 1, a/d/a NW/4 NW/4 of Section 18, Township 12 South, Range 1 East;
Lot 2 and SE/4 NW/4, a/d/a S/2 NW/4 of Section 18, Township 12 South, Range 1 East, except a tract of land in the W/2 of Section 18, Township 12 South, Range 1 East, more particularly described as follows:

> Commencing at the Northwest corner of said Section 18; thence South along the West line of said Section with an assumed bearing of South 00 degrees 00' East, a distance of 1405.9 feet to the point of beginning; thence South 89 degrees 13' East, 360.5 feet; thence South 34 degrees 26' East, 334.7 feet; thence South 00 degrees 45' West, 690.9 feet; thence North 77 degrees 29' West, 554.0 feet to a point on the West line of said Section 18; thence North along the West line of said Section 18, 851.7 feet back to the point of beginning.

Verl Wolf – Book Z284, Page 513

W/2 SE/4 of Section 21, Township 11 South, Range 1 East;
NW/4 of Section 21, Township 11, Range 1 East;
SW/4 of Section 21, Township 11 South, Range 1 East, except a tract of land described as follows:

> Beginning at the Northwest corner of the SW/4 the same being the center line of an existing North-South County Road; thence South along the West line of said SW/4, the same being the center line of the North-South County Road, a distance of 52 rods, to the point of beginning; thence East a distance of 13 2/3 rods; thence South a distance of 77 rods; thence West a distance of 13 2/3 rods to the center line of an existing County road; thence North a distance of 77 rods, to the point of beginning, containing 6 acres more or less.

Richard L. Thompson – Book Z286, Page 661

Lot 6, Lot 7, and the E/2 SW/4, also described as the SW/4 of Section 6, Township 12 South, Range 1 East, except that part condemned for State Highway purposes in Dickinson County District Court Case No. 11885;

Lots 3, 4, 5 and the SE/4 NW/4, also described as the NW/4 of Section 6, Township 12 South, Range 1 East of the 6th P.M., Dickinson County, Kansas, except a tract of land described as beginning at the Northwest corner of said Section 6; thence due South 580.0

feet; thence East 726 feet; thence South 240.0 feet; thence East 655.0 feet; thence North 820.0 feet; thence West 1,381.0 feet to the point of beginning; and except a parcel of land described as commencing at the Northwest corner of said Northwest Quarter, thence S 00 degrees 00' 00" E along the West line of said Northwest Quarter a distance of 580.00 feet to the Southwest corner of an excepted parcel recorded in Deed Book 221, Page 774, at the Dickinson County Register of Deeds, said point also being the point of beginning of the parcel to be described; thence N 90 degrees 00'00" E a distance of 240.00 feet; thence N 00 degrees 00' 00" E along said West line a distance of 240.00 feet to the point of beginning.

Russell L. Cochran, et ux – Book Z284, Page 217

A tract of land in the W/2 of Section 33, Township 12 South, Range 1 East, more particularly described as follows:

> Beginning at the Northwest corner of said Section 33; thence N89°39'45"E along the North line of said Section 33 a distance of 1343.34 feet; thence S1°11'49"W a distance of 2649.86 ; thence N89°21'44"E a distance of 316.11 feet; thence S0°48'40"W a distance of 1150.24; thence S82°41'08"W a distance of 489.54 feet; thence S0°57'13"W a distance of 1436.50 feet to a point on the South line of said Section 33; thence S89°43'00"W along the South line of said Section 33 a distance of 1192.27 feet; thence N1°14'00"E along the West line of said Section 33 a distance of 5293.72 feet back to the point of beginning.

Sheldon D. Nelson, et ux – Book Z284, Page 222

Lots Three (3), Four (4) and the South Half of the Northwest Quarter (S/2 NW/4), also described as the Northwest Quarter (NW/4) of Section Four (4), Township Thirteen (13) South, Range One (1) East of the 6th Principle Meridian in Dickinson County, Kansas, less and except the following described tracts;
A tract commencing at the Northwest Corner of said Section 4, thence on an assumed bearing of S00 degrees 00'00" E along the West line of said Northwest Quarter a distance of 837.50 feet to the point of beginning; thence continuing S00 degrees 00'00" E along said West line a distance of 418.80 feet; thence N88 degrees 29'38" and parallel to the North Line of said Northwest Quarter a distance of 1040.00 feet; thence N00 degrees 00'00" W and parallel to the West line of said Northwest Quarter a distance of 418.80 feet; thence S88 degrees 29'38" W and parallel to the North line of said Northwest Quarter a distance of 1040.00 feet back to the point of beginning, containing 10 acres more or less;
A tract described as beginning at the Southwest Corner of the Northwest Quarter of said Section 4; thence North 230.00 feet on the West Section Line; thence East 407.00 feet parallel to the Quarter Section Line; thence Southeast to a point on the Quarter Section Line that is 500.00 feet East of the point of beginning; thence West 500.00 feet on the Quarter Section Line to the point of beginning, and
A tract described as beginning at a point on the Northwest Corner of said Section 4; thence North 89 Degrees 00' East along the North Section Line 1,040 feet; thence South

00 degrees 00' West, 418.00 feet; thence South 89 degrees 00' West, 1,040.00 feet; thence North 00 degrees 00' East, 418.80 feet on the West section line of said Section 4 to the point of beginning.

The James R. Greening Trust, et al – Book Z284, Page 227

Lots 1 and 2, and S/2 NE/4, also described as:
NE/4 of Section 5, Township 13 South, Range 1 East, except a tract described as follows: Beginning at a point on the East line of said Section 5, 1,202.34 feet South of the Northeast corner of said Section; thence South along said East Section line a distance of 737.31 feet; thence West and perpendicular to said Section line a distance of 578.34 feet; thence North and parallel to said Section line a distance of 737.31 feet; thence East and parallel to said Section line a distance of 578.34 feet to the point of beginning.

The Richard W. Carlson Revocable Trust – Book Z284, Page 235

A tract of land in the North Half (N/2) of Section Eighteen (18), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, described as follows:
Commencing at the Northeast corner of said section, thence on an assumed bearing of S 88 degrees 52'02" W along the North line of said Section a distance of 1,310.15 feet to the point of beginning; thence S 88 degrees 52'02" W along the North line of said section a distance of 701.75 feet; thence S 51 degrees 22'35" E a distance of 241.83 feet; thence S 00 degrees 14'56 E a distance of 394.42 feet; thence N 88 degrees 37'51" W a distance of 595.24 feet; thence S 33 degrees 38'19" W a distance of 188.06 feet; thence South 88 degrees 07'36" W a distance of 386.75 feet; thence S 32 degrees 56'47" W a distance of 107.54 feet; thence S 23 degrees 44'32" W a distance of 334.60 feet; thence S 06 degrees 45'00" W a distance of 230.94 feet; thence N 88 degrees 55'20" E a distance of 492.44 feet; thence S 00 degrees 16'36" E a distance of 136.22 feet; thence N 88 degrees 52'53" E a distance of 889.67 feet; thence S 15 degrees 28'49" E a distance of 125.04 feet; thence S 74 degrees 56'15" E a distance of 891.65 feet; thence N 36 degrees 24'05" E a distance of 219.55 feet; thence N 69 degrees 27'02" W a distance of 648.91 feet; thence N 00 degrees 43'09" E a distance of 1,397.51 feet to the point of beginning; and

A 1/2 interest in: A tract in the East one Hundred Ten (110) acres of the Southeast Quarter (SE/4) of Section Seven (7), Township Twelve (12) South, Range One (1) East of the 6th P.M., described as follows:
Beginning at a point 550 feet North of the Southeast corner of said Southeast Quarter; thence North along the East line of said Southeast Quarter 550 feet; thence West 990 feet; thence North 165 feet; thence West 165 feet; thence North 495 feet; thence East 742.50 feet; thence North 907.5 feet to a point on the North line of said Southeast Quarter, 495 feet West of the Northeast corner of said Southeast Quarter; thence West 1320 feet; thence South 1567.5 feet; thence Southeasterly to the point of beginning, except the following described tracts, to wit:
Commencing at the Southeast corner of said Southeast Quarter; thence on an assumed bearing of N 00 degrees 00'00" E along the East line of said Southeast Quarter a

distance of 550.00 feet to the Southeast corner of a parcel recorded in Deed Book 228, Page 329 at the Dickinson County Register of Deeds Office, said point also being the POINT OF BEGINNING of the parcel to be described: thence N 72 degrees 26'20" W along the South line of said recorded parcel a distance of 506.56 feet; thence N 19 degrees 31'29" E a distance of 421.39 feet to a point on the Northern line of said recorded parcel; thence N 90 degrees 00'00" E along said Northern line a distance of 342.11 feet to a point on said East line of the Southeast Quarter; thence S 00 degrees 00'00" E along said East line a distance of 550.00 feet to the POINT OF BEGINNING;
AND ALSO, a twenty (20) foot easement for Ingress/Egress described as follows: Commencing at the Southeast corner of said Southeast Quarter; thence on an assumed bearing of N 00 degrees 00'00" E along the East line of said Southeast Quarter a distance of 1,080.00 feet to the POINT OF BEGINNING of the parcel to be described; thence N 90 degrees 00'00" W a distance of 349.21 feet; thence N 19 degrees 31'29" E a distance of 21.22 feet; thence N 90 degrees 00'00" E a distance of 342.11 feet to a point on said East line; thence S 00 degrees 00'00" E a distance of 20.00 feet to the point of beginning.

The Karen J. Freeman Trust No. 1 – Book Z284, Page 240

The South Half of the Southeast Quarter (S/2 SE/4) of Section Twenty-Two (22), Township Twelve (12) South, Range One (1) East of the 6th P.M., in Dickinson County, Kansas, and;
The Southeast Quarter (SE/4) of Section Twenty-Seven (27), Township Twelve (12) South, Range One (1) East of the 6th P.M., in Dickinson County, Kansas, EXCEPT
A tract described as beginning at a point on the South line of said Section Twenty-Seven (27), 335.0 feet West of the Southeast corner of said Section Twenty-Seven (27), thence North 630 feet on a bearing of 00 degrees North, thence West on a bearing of North 89 degrees 44' West a distance of 346.0 feet, thence South on a bearing of 00 degrees South a distance of 215.0 feet, thence East on a bearing of South 89 degrees 44' East a distance of 88.0 feet, thence South on a bearing of 00 degrees South a distance of 415.0 feet to the South line of Section Twenty-Seven (27), thence East along the section line a distance of 258.0 feet to the point of beginning, containing 4.16 acres, more or less; AND EXCEPT
A tract described as beginning at the Northeast corner of the Southeast Quarter (SE/4) of said Section Twenty-Seven (27), said corner being the point of beginning, thence on an assumed bearing of South 01 degrees 07'09" West along the East line of said Southeast Quarter (SE/4) a distance of 1,766.70 feet, thence North 89 degrees 44'40" West a distance of 352.4 feet; thence South 00 degrees 00'31" West a distance of 243.91 feet, thence North 89 degrees 44'43" West a distance of 345.71 feet, thence North 04 degrees 20'40" East a distance of 183.65 feet, thence North 07 degrees 41'13" East a distance of 471.0 feet, thence North 89 degrees 29'35" West a distance of 785.2 feet, thence North 03 degrees 15'38" East a distance of 1,308.53 feet, thence North 89 degrees 51'02" West a distance of 505.45 feet, thence South 16 degrees 29'52" West a distance of 179.81 feet, thence South 87 degrees 45'30" West a distance of 148.63 feet, thence South 01 degrees 14'40" West a distance of 279.96 feet, thence North 89 degrees 31'38" West a distance of 572.79 feet to a point on the West line of said Southeast Quarter (SE/4), thence North 01 degrees 19'50" East along said West line a distance of 509.03 feet to the Northwest corner of said Southeast Quarter (SE/4), thence South 89 degrees 43'18" East along the

North line of said Southeast Quarter (SE/4) a distance of 2,638.56 feet to the point of beginning; AND EXCEPT
A tract described as beginning at the Southeast corner of said Southeast Quarter (SE/4) of Section Twenty-Seven (27), said point being the point of beginning, thence on an assumed bearing of North 89 degrees 44'40" West along the South line of said Southeast Quarter (SE/4) a distance of 335.00 feet, thence North 00 degrees 00'00" East a distance of 873.90 feet, thence South 89 degrees 44'40" East and parallel to the South line of said Southeast Quarter (SE/4) a distance of 352.07 feet to a point on the East line of said Southeast Quarter (SE/4), thence South 01 degrees 07'09" West along said East line a distance of 873.99 feet back to the point of beginning.

Rea Family Limited Partnership, L.T.D – Book Z284, Page 320

THE SOUTHWEST QUARTER OF SECTION 32, TOWNSHIP 12 SOUTH, RANGE 1 EAST OF THE 6TH P.M., DICKINSON COUNTY, KANSAS, EXCEPT A TRACT OF LAND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A TRACT BEGINNING AT A POINT ON THE SOUTH LINE OF AND 843.0 FEET EAST OF THE SOUTHWEST CORNER OF SAID QUARTER SECTION, THENCE EAST ALONG SAID SOUTH LINE A DISTANCE OF 616.0 FEET;
THENCE NORTH A DISTANCE OF 618.0 FEET;
THENCE WEST-NORTHWESTERLY A DISTANCE OF 616.5 FEET;
THENCE SOUTH, PARALLEL TO THE EAST LINE OF SAID TRACT A DISTANCE OF 643.5 FEET TO THE POINT OF BEGINNING;

AND ALSO EXCEPT A TRACT OF LAND COMMENCING AT THE SOUTHWEST CORNER OF SECTION 32;
THENCE NORTH ALONG THE WEST LINE OF SAID SECTION ON AN ASSUMED BEARING OF N 01 DEGREE 39' E, 400.00 FEET;
THENCE N 89 DEGREES 57'20" E, 544.50 FEET;
THENCE S 01 DEGREE 39' W, 400.00 FEET TO A POINT ON THE SOUTH LINE OF SAID SECTION;
THENCE S 89 DEGREES 57'20" W 544.50 FEET BACK TO THE POINT OF BEGINNING,

AND ALSO EXCEPT A TRACT OF LAND COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 32, THENCE ON AN ASSUMED BEARING OF NORTH 89 DEGREES 57'20" EAST A DISTANCE OF 544.50 FEET TO THE POINT OF BEGINNING;
THENCE NORTH 01 DEGREE 39'00" EAST A DISTANCE OF 729.65 FEET;
THENCE NORTH 89 DEGREES 57'20" EAST A DISTANCE OF 298.50 FEET;
THENCE SOUTH 01 DEGREE 39'00" WEST A DISTANCE OF 729.65 FEET;
THENCE SOUTH 89 DEGREES 57'20" WEST A DISTANCE OF 298.50 FEET TO THE POINT OF BEGINNING.

AND ALSO EXCEPT A TRACT OF LAND COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 32, THENCE ON AN ASSUMED BEARING OF NORTH 89 DEGREES 57'20" EAST A DISTANCE OF 1,458.93 FEET TO THE POINT OF BEGINNING;
THENCE NORTH 01 DEGREE 43'04" EAST A DISTANCE OF 618.0 FEET;
THENCE NORTH 01 DEGREE 16'28" EAST A DISTANCE OF 247.0 FEET;
THENCE NORTH 89 DEGREES 57'27" EAST A DISTANCE OF 655.17 FEET;
THENCE SOUTH 01 DEGREE 39'00" WEST A DISTANCE OF 865.0 FEET;
THENCE SOUTH 89 DEGREES 57'20" WEST A DISTANCE OF 654.28 FEET TO THE POINT OF BEGINNING.

AND ALSO EXCEPT, LOT 1, IN THE CORRECTED FINAL PLAT OF PRAIRIE ACRES ADDITION TO DICKINSON COUNTY, KANSAS, A PARCEL OF LAND IN THE SOUTHWEST QUARTER OF SECTION 32, TOWNSHIP 12 SOUTH, RANGE 1 EAST OF THE 6TH P.M., DICKINSON COUNTY, KANSAS,

AND ALSO EXCEPT A PARCEL OF LAND COMMENCING AT THE SOUTHEAST CORNER OF SAID SOUTHWEST QUARTER OF SECTION 32; THENCE ON AN ASSUMED BEARING OF N 01 DEGREE 18'15" E ALONG THE EAST LINE OF SAID SOUTHWEST QUARTER AND THE EAST LINE OF LOT 1, PRAIRIE ACRES ADDITION A DISTANCE OF 864.86 FEET TO THE NORTHEAST CORNER OF SAID LOT 1, SAID POINT ALSO BEING THE POINT OF BEGINNING OF THE PARCEL TO BE DESCRIBED;
THENCE S 89 DEGREES 57'20" W ALONG THE NORTH LINE OF SAID LOT 1 A DISTANCE OF 524.85 FEET TO THE NORTHWEST CORNER OF SAID LOT 1;
THENCE N 01 DEGREE 18'15" E A DISTANCE OF 829.95 FEET;
THENCE N 89 DEGREES 57'20" E A DISTANCE OF 524.85 FEET TO A POINT ON SAID EAST LINE OF THE SOUTHWEST QUARTER;
THENCE S 01 DEGREE 18'15" W ALONG SAID EAST LINE A DISTANCE OF 829.95 FEET TO THE POINT OF BEGINNING.

Lynn D. Romberger – Page Z284, Page 587

A parcel of land located in the S/2 of Section 7, Township 12 South, Range 1 East, more particularly described as follows:

Commencing at the Southeast Corner of the Southeast Quarter;
-thence on an assumed bearing of S 88 degrees 56'54" W along the South line of said South Half a distance of 2657.91 feet to the Point of Beginning;
-thence continuing S 88 degrees 56'54" W a distance of 1151.08 feet;
-thence N 00 degrees 24'49" W a distance of 2632.06 feet to the North line of said South Half;
-thence N 89 degrees 10'17" E along said North line a distance of 1162.42 feet;
-thence S 00 degrees 09'56" E a distance of 2627.68 feet to the Point of Beginning;
Said parcel contains 69.83 acres, more or less.

Don L. Romberger – Page Z284, Page 311

A parcel of land located in the S/2 of Section 7, Township 12 South, Range 1 East, more particularly described as follows:

Commencing at the Southeast Corner of the Southeast Quarter;
-thence on an assumed bearing of S 88 degrees 56'54" W along the South line of said South Half a distance of 1828.39 feet to the Point of Beginning;
-thence continuing S 88 degrees 56'54" W a distance of 829.52 feet;
-thence N 00 degrees 09'56" W a distance of 2627.68 feet to the North line of said South Half;
-thence N 89 degrees 10'17" E along said North line a distance of 829.48 feet;
-thence S 00 degrees 09'56" E a distance of 2624.46 feet to the Point of Beginning;
Said parcel contains 50.00 acres more or less.

The Irmgard Porer Marshall Revocable Living Trust – Page Z284, Page 592

The North Half of the Northeast Quarter lying East of the Railroad Right-of-Way, in Section 21, Township 11 South, Range 1 East, except a tract described as beginning at the property line post of the Atchison, Topeka & Santa Fe Railway Company located at the intersection of the South line of Goddard Street, City of Manchester, Kansas, and the East line of the Railroad Right-of-Way;
Thence South 373.00 feet;
Thence Southwest 53.00 feet;
Thence Southeast 200.00 feet, all of which is parallel with the East line of said Railroad Right-of-Way;
Thence East 450.00 feet;
Thence North 640.00 feet;
Thence West 679.00 feet parallel with the South line of said Goddard Street to the point of beginning.

JBJ Johnson Farms, Inc. – Book Z284, Page 597

The Southwest Quarter (SW/4) of Section Twenty-Two (22), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, EXCEPT a tract described as follows:

Beginning at a point 1,314.27 feet East of the Southwest corner and on the South line of said Section 22; thence on an assumed bearing of N90 degrees 00'00"E a distance of 1,311.99 feet to the Southeast corner of the Southwest Quarter (SW/4) of said Section 22; thence N00 degrees 50'36"E, 467.45 feet; thence S89 degrees 54'46"W, 1,050.09 feet; thence S03 degrees 16'31"W, 59.49 feet; thence N90 degrees 00'00"W, 248.78 feet; thence S02 degrees 20'21"W, 406.77 feet to the point of beginning.

Daniel Britt, et ux – Book Z284, Page 602

A parcel of land located in the South Half of Section 10, Township 11 South, Range 1 East, more particularly described as follows:

Commencing at the Southwest corner of said Section 10; thence on an assumed bearing of N 89 degrees 15’50” E along the South line of said Southwest Quarter a distance of 2143.20 feet to the POINT OF BEGINNING of the parcel to be described;
-thence N 01 degree 52’58” W a distance of 811.00 feet;
-thence N 89 degrees 15’50” E a distance of 1074.68;
-thence S 01 degrees 52’58” E a distance of 810.42 feet to a point on the South line of the Southeast Quarter of said Section 10;
-thence S 89 degrees 12’20” W along said South line of the Southeast Quarter a distance of 564:81 feet to the Southeast corner of said Southwest Quarter;
-thence S 89 degrees 15’50” W along the South line of said Southwest Quarter a distance of 509.86 feet to the POINT OF BEGINNING and;

A parcel of land located in the South Half of Section 10, Township 11 South, Range 1 East, more particularly described as follows:

Commencing at the Southeast corner of the Southeast Quarter of said Section 10, thence on an assumed bearing of S 89 degrees 12’20” W along the South line of said Southeast Quarter a distance of 1321.07 feet to the Southeast corner of the West Half of said Southeast Quarter, said point also being the POINT OF BEGINNING of the parcel to be described;
-thence continuing S 89 degrees 12’20” W along said South line a distance of 756.26 feet to the Southeast corner of Tract #1 (described above) recorded in Deed Book 229, Page 69, at the Dickinson County Register of Deeds Office;
-thence S 89 degrees 15’50” W along the North line of said Tract #1 a distance of 804.68;
-thence N 02 degrees 06’57” W a distance of 1204.80 feet;
-thence N 88 degrees 17’13” E a distance of 606.24 feet;
-thence N 02 degrees 32’26” E a distance of 616.08 feet to a point on the North line of said Southeast Quarter;

-thence N 89 degrees 18'23" E along said North line a distance of 981.35 feet to the Northeast corner of said West Half of the Southeast Quarter;
-thence S 00 degrees 22'53" E along the East line of said West Half of the Southeast Quarter a distance of 2638.67 feet to the POINT OF BEGINNING.

The Sharon M. Chase Trust, et al – Book Z284, Page 607

The Northwest Quarter (NW/4) of Section One (1), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, subject to railroad right-of-way of the A.T. & S.F. Rly.Co., and except a tract containing 8.54 acres, more or less, described as follows, to-wit:

Beginning at a point on the North line of Section 1, Township 12 South, Range 1 East of the 6th P.M., 575.58 feet East of the Northwest corner of said Section 1; thence South 363.8 feet on a bearing of South 2 degrees and 59 minutes East; thence Southeast 135 feet on a bearing of South 51 degrees and 49 minutes East; thence East 230 feet on a bearing of North 89 degrees and 59 minutes East; thence East 87.5 feet on a bearing of North 82 degrees and 19 minutes East; thence North 96.5 feet on a bearing of North 1 degree and 37 minutes West; thence Northeast 362 feet on a bearing of North 57 degrees and 26 minutes East; thence East 459.7 feet on a bearing of North 87 degrees and 52 minutes East; thence East 393.5 feet on a bearing of North 90 degrees East; thence North 127 feet to the North line of said Section 1 on a bearing of North 0 degrees; thence West along said Section line 1,597.19 feet to the point of beginning.

The East One Hundred acres of the Southwest Quarter (E 100 SW/4) of Section Fourteen (14), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas.
A tract of land beginning at the Southwest corner of Section Fourteen (14), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas; thence East 60 rods; thence North 160 rods; thence West 60 rods; thence South 160 rods to a point of beginning, EXCEPTING therefrom three parcels of real estate described as follows:

Parcel #1 - A tract of land described as beginning on the west line of Section 14, Township 12 South, Range 1 East of the 6th P.M. 357 feet South of the Northwest corner of the Southwest Quarter of said Section 14; thence East on a bearing of North 90 degrees East 497.3 feet; thence South on a bearing of South zero degrees 347.3 feet; thence East on a bearing of 90 degrees East 50 feet; thence South on a bearing of South zero degrees 135.5 feet; thence West on a bearing of North 90 degrees West 202.3 feet; thence North on a bearing of North zero degrees 149.3 feet; thence West on a bearing of North 90 degrees West 345 feet to the West line of said Section 14; thence North along the said West Section line 333.5 feet to the point of beginning. Containing 4.5acres, more or less, all in Dickinson County, Kansas.

Parcel #2 - A tract of land comprising 10.5 acres, more or less, beginning at the Southwest corner of the Southwest Quarter of said Section 14, Township 12 South, Range 1 East of the 6th P.M., Dickinson County, Kansas; thence running East 64 rods to a bluff beyond the ravine on the South line, thence northwesterly 37.5 rods to a point on

the east side of said ravine; thence West 47 rods to the section line; thence South 33.5 rods to the place of beginning.

Parcel #3 - Commencing at the Southwest corner of said Section 14, thence North along the West line of said section on an assumed bearing of N0'00"E, 548.8 feet to the point of beginning; thence continuing North along the West line, 1401.4 feet; thence N 90 degrees 00' E, 345.0 feet; thence S 00 degrees 00' E, 149.3 feet; thence N 90 degrees 00' E, 62.7 feet; thence S 2 degrees 08' E, 446.1 feet; thence S 89 degrees 07'30" E, 335.4 feet; thence S 00 degrees 14'30" W, 800.2 feet; thence S 89 degrees 56' W, 756.3 feet back to the point of beginning. The above described tract of land contains 19.4403 acres more or less.

The South Half of the Southwest Quarter (S/2 SW/4) of Section Eighteen (18), Township Twelve (12) South, Range Two (2) East of the 6th P.M., Dickinson County, Kansas, except the right-of-way of the Atchison, Topeka and Santa Fe Railroad Company, formerly the Chicago, Kansas, and Western Railroad Company.

The Northeast Quarter (NE/4) of Section Thirty-four (34), Township Twelve (12) South, Range One (1) East of the 6th P.M., Dickinson County, Kansas, less and except a tract described as follows, to-wit:

Beginning at the Northeast corner of said Section 34; thence S 00 degrees 00'00" W along the East line of said section a distance of 535.03 feet; thence S 88 degrees 48'10" W parallel to the North line of said section a distance of 719.00 feet; thence N 00 degrees 00'00" E parallel to the East line of said section a distance of 535.03 feet; thence N 88 degrees 48'10" E along the North line of said section a distance of 719.00 feet to the point of beginning.

The South Half of the South Half (S/2 S/2) of Section One (1), Township Twelve (12) South, Range One (1) East of the 6th P.M., lying West of the AT&SF Railway in Dickinson County, Kansas.

Daniel L. Wuthnow, et ux – Book Z284, Page 960

The E/2 SE/4 of Section 10, Township 11 South, Range 1 East;
A parcel of land in the Southwest Quarter of Section 18, Township 11 South, Range 2 East, more particularly described as follows:

Beginning at the Southwest corner of the Southwest Quarter;
-thence on an assumed bearing of N 00°20'53" W along the West line of said Southwest Quarter a distance of 1548.69 feet;
-thence S 89°38'25" E a distance of 1705.30 feet;
Thence S 00°31'44" E a distance of 1514.58 feet to a point on the South line of said Southwest Quarter;
-thence S 89°12'53" W along said South line a distance of 1710.00 feet to the Point of Beginning.

The Revocable Inter Vivos Trust of Donald D. Nebelsick, et al – Book Z285, Page 256

The West 200 acres of the N/2 of Section 7, Township 12 South, Range 1 East, except that part condemned for highway purposes, and

The East 110.0 acres of the NE/4 of Section 7, Township 12 South, Range 1 East, except that part condemned for highway purposes,
And except a tract of land commencing at the Northeast corner of said section; thence South 1 degree 28' East along the East line of said Section a distance of 1,725.0 feet to the point of beginning;
Thence South 76° 29' West a distance of 220.37 feet;
Thence South 00° 57' West a distance of 39.51 feet;
Thence North 88° 46' West a distance of 296.28 feet;
Thence South 01° 28' East a distance of 284.74 feet;
Thence North 87° 21' East a distance of 107.71 feet;
Thence North 45° 29' East a distance of 85.37 feet;
Thence North 87° 35' East a distance of 343.12 feet to a point on the East line of said Section 7;
Thence North 1° 28' West along the East line of said section a distance of 290.0 feet to the point of beginning.

The Roger T. Watt Revocable Trust No.1, et al – Book Z286, Page 300

The South 25 acres of the SW/4 SW/4 of Section 33, Township 11 South, Range 1 East;
The N/2 NW/4 and the SE/4 NW/4 of Section 33, Township 11 South, Range 1 East;
The SW/4 NW/4 and the North 55 acres of the W/2 SW/4 and the E/2 SW/4 and the North 60 acres of the SE/4, all in Section 33, Township 11 South, Range 1 East;
The South 100 acres of the SE/4 of Section 33, Township 11 South, Range 1 East, less and EXCEPT:

A tract commencing at the Southeast corner of said section, thence on an assumed bearing of North 00 13'41" East a distance of 425.52 feet to the point of beginning; thence North 89 46'19" West a distance of 455.85 feet; thence North 00 13'41" East a distance of 464.03 feet; thence North 70 29'19" East a distance of 147.87 feet; thence South 65 40'41" East a distance of 122.33 feet; thence South 89 46'19" East a distance of 205.00 feet; thence South 00 12'41" West a distance of 464.03 feet back to the point of beginning.